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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  June 18, 2004
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                Date of Report (date of earliest event reported)


                            NANOMETRICS INCORPORATED
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             (Exact name of Registrant as specified in its charter)



          California                     0-13470                94-2276314
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                               1550 Buckeye Drive
                           Milpitas, California 95035
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                    (Address of principal executive offices)


                                 (408) 435-9600
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              (Registrant's telephone number, including area code)

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                                EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A is filed for the purpose of amending and restating Item 4 of the Current Report on Form 8-K of Nanometrics Incorporated (the "Company") dated June 18, 2004, filed with the Securities and Exchange Commission on June 25, 2004, to reflect the effective date of the resignation of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm and to file as Exhibit 16.1 a letter from Deloitte to the Securities and Exchange Commission regarding the change in certifying accountant as of the date of such resignation.
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ITEM 4.    Changes in Registrant's Certifying Accountant


         On June 18, 2004, Deloitte notified the Company of its intent to resign as the Company's independent registered public accounting firm effective immediately upon the completion of Deloitte's review of the Company's unaudited condensed consolidated interim financial statements to be included in the Company's Form 10-Q for the quarter ended July 3, 2004. Deloitte completed its review on August 23, 2004 and Deloitte's resignation became effective as of that date. The decision to change accountants was not recommended or approved by the audit committee of the Company's board of directors.

         Deloitte's reports on the Company's financial statements for fiscal 2002 and 2003 do not contain an adverse opinion or a disclaimer of opinion, and are not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports include an explanatory paragraph relating to a change in method of accounting for goodwill and other intangible assets.

         During fiscal 2002 and 2003 and the subsequent period through August 23, 2004, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to Deloitte's satisfaction, would have caused Deloitte to make reference thereto in Deloitte's reports on the Company's financial statements for such periods. In addition, no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred during the Company's two most recent fiscal years, 2002 and 2003, and through August 23, 2004.


         The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

ITEM 7.    Financial Statements and Exhibits

      (c) Exhibits.

         16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission regarding change in certifying accountant.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 23, 2004


                                           NANOMETRICS INCORPORATED

                                           By: /s/ Paul B. Nolan
                                              ----------------------------------
                                               Paul B. Nolan
                                               Chief Financial Officer


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                                  Exhibit Index

Exhibit
Number            Description
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16.1              Letter  from  Deloitte  &  Touche  LLP to the  Securities  and
                  Exchange Commission regarding change in certifying accountant.